                                                                 Exhibit 3.5.1

                                                                  [DATE STAMP]

                          CERTIFICATE OF INCORPORATION

                                       OF

                            C R B OF KENTUCKY, INC.

         THE UNDERSIGNED, for the purpose of forming a corporation pursuant to the provisions of the General Corporation Law of the State of Delaware, does hereby certify as follows:

         FIRST: The name of the Corporation is C R B of Kentucky, Inc.

         SECOND: The address of the Corporation's registered office in the State of Delaware is 229 South State Street, Dover, Delaware, and the name of the Corporation's registered agent at such address is The Prentice-Hall Corporation System, Inc.

         THIRD: The purposes for which the Corporation is organized are to engage in the broadcasting business generally and in connection therewith to create, acquire, own, operate and otherwise deal in commercial and/or experimental amplitude or frequency modulation, radio, television and/or facsimile, broadcasting station(s), and/or any similar media of electronic communication, including the operation or participation in a radio or television network chain or system, or participation in the operation of a community antenna television system(s), to engage in the business of supplying radio or television programming, information or services by wire or otherwise, on a fee or subscription basis, and to engage in any other lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

         FOURTH: The total number of shares of capital stock which the Corporation shall have authority to issue is 1,000 shares, par value $1.00 per share, all of which shall be Common Stock. Shares of capital stock of the Corporation may be issued by the Corporation from time to time for such legally sufficient consideration as may be fixed from time to time by the Board of Directors.

         FIFTH: Subject to the provisions of the General

Corporation Law of the State of Delaware, the number of Directors of the Corporation shall be determined as provided by the By-Laws. Elections of Directors need not be by ballot unless the By-Laws so provide.

         SIXTH: The Corporation shall, to the full extent permitted by the General Corporation Law of the State of Delaware, as it may be amended from time to time, indemnify all persons whom it may indemnify pursuant thereto.

         SEVENTH: The Board of Directors of the Corporation may, in its discretion, submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for such purpose, and any contract or act that shall be approved or ratified by the vote of the holders of a majority of the capital stock of the Corporation represented in person or by proxy at such meeting and eligible to vote thereat (provided that a quorum shall be represented in person or by proxy at such meeting) shall be as valid and binding upon the Corporation and the stockholders as if it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors' interest, or for any other reason.

         EIGHTH: In furtherance and not in limitation of the general powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized, without the assent or vote of the stockholders:

                  (1) to make, alter, amend, change, add to or repeal the By-Laws of the Corporation, except as specifically stated therein;

                  (2) to fix and vary the amount to be reserved by the Corporation for any proper purpose;

                  (3) to authorize and cause to be executed mortgages and liens upon all or any part of the property of the Corporation;

                  (4) to determine the use and disposition of any surplus or net profits of the Corporation; and

                  (5) to fix the times for the declaration and payment of dividends by the Corporation.

         NINTH: In addition to the powers and authorities herein-before or by statute expressly conferred upon it, the Board of Directors is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the General Corporation Law of the State of Delaware, this Certificate of Incorporation, and the ByLaws of the Corporation; provided, however, that no ByLaw shall invalidate any prior act of the Board of Directors which would have been valid if such By-Law had not been made.

         TENTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this Corporation under the provisions of section 291 of Title B of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said Court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise arrangement and the said reorganization shall, if sanctioned by the Court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders of this Corporation, as the case may be, and also on this Corporation.

         ELEVENTH: The Corporation reserves the right to alter, amend, change, add to or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

         TWELFTH: The name and address of the incorporator is William S. Sterns, III, 405 Lexington Avenue, New York, New York 10174.

         IN WITNESS WHEREOF, the undersigned, being the incorporator hereinabove named, does hereby execute this Certificate of Incorporation this 2nd day of July, 1981.


                                                  /s/ WILLIAM S. STERNS, III
                                                      --------------------------
                                                      WILLIAM S. STERNS, III
                                                      INCORPORATOR

                                     [LOGO]

                               State of Delaware
                          Office of Secretary of State

        I, Glenn C. Kenton, Secretary of State of the State of Delaware, do hereby certify that the above and foregoing is a true and correct copy of certificate of Incorporation of the "C R B of Kentucky, Inc.", as received and filed in this office the sixth day of July, A.D. 1981, at 9 o'clock A.M.

                         In Testimony Whereof, I have hereunto set my hand
          [LOGO]         and official seal at Dover this sixth day
                                 of July in the year of our Lord
                                 one thousand nine hundred and eighty-one.


[SEAL]  [STAMP]                        /s/ Glenn C. Kenton
                                           -----------------------------------
                                           Glenn C. Kenton, Secretary of State

                               State of Delaware

                                     [LOGO]

                          Office of Secretary of State


        I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AGREEMENT OF MERGER OF "C R B BROADCASTING OF WEST VIRGINIA, INC." MERGING WITH AND INTO "C R B OF KENTUCKY, INC." UNDER THE NAME OF "C R B OF KENTUCKY, INC." AS RECEIVED AND FILED IN THIS OFFICE ON THE TWENTY-SIXTH DAY OF SEPTEMBER, A.D. 1985, AT 9 O'CLOCK A.M.




                                             /s/  MICHAEL HARKINS
                                             -----------------------------------
                                             MICHAEL HARKINS, SECRETARY OF STATE


852698210                                    AUTHENTICATION: 0626997
                                                       DATE: 10/03/1985

                              AGREEMENT OF MERGER

                                       OF

                    CRB BROADCASTING OF WEST VIRGINIA, INC.

                            (a Delaware corporation)

                                      AND

                             CRB OF KENTUCKY, INC.

                            (a Delaware corporation)

         AGREEMENT OF MERGER approved on May 24, 1985 by CRB Broadcasting of West Virginia, Inc., a business corporation of the State of Delaware, and by resolution adopted by its Board of Directors on said date, and approved on May 24, 1985 by CRB of Kentucky, Inc., a business corporation of the State of Delaware, and by resolution adopted by its Board of Directors on said date.

         WHEREAS CRB Broadcasting of West Virginia, Inc. is a business corporation of the State of Delaware with its registered office therein located at 229 South State Street, City of Dover, County of Kent; and

         WHEREAS the total number of shares of stock which CRB Broadcasting of West Virginia, Inc. has authority to issue is 1,000, all of which are of one class and of a par value of $1.00 each; and

         WHEREAS CRB of Kentucky, Inc. is a business corporation of the State of Delaware with its registered office therein located at 229 South State Street, City of Dover, County of Kent; and

         WHEREAS the total number of shares of stock which CRB of Kentucky, Inc. has authority to issue is 1,000, all of which are of one class and of a par value of $1.00 each; and

         WHEREAS CRB Broadcasting of West Virginia, Inc. and CRB of Kentucky, Inc. and the respective Boards of Directors thereof deem it advisable and to the advantage, welfare and best interests of said corporations and their respective stockholders of merge CRB Broadcasting of West Virginia, Inc. with and into CRB of Kentucky, Inc. pursuant to the provisions of the General Corporation Law of the State of Delaware upon the terms and conditions hereinafter set forth:

         NOW THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly approved by a resolution adopted by the Board of Directors of CRB Broadcasting of West Virginia, Inc. and duly approved by a resolution adopted by the Board of Directors of CRB of Kentucky, Inc., the Agreement of Merger and the terms and conditions thereof and the mode of carrying the same into effect, together with any provisions required or permitted to be set forth therein, are hereby determined and agreed upon as hereinafter in this Agreement set forth.

         1. CRB Broadcasting of West Virginia, Inc. and CRB of Kentucky, Inc. shall, pursuant to the provisions of the General Corporation Law of the State of Delaware, be merged with and into a single corporation, to wit, CRB of Kentucky, Inc., which shall be the surviving corporation from and after the effective time of the merger, and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the General Corporation Law of the State of Delaware. The separate existence of CRB Broadcasting of West Virginia, Inc., which is hereinafter sometimes referred to as the "terminating corporation", shall cease at the said effective time in accordance with the provisions of said General Corporation Law of the State of Delaware.

         2. The Certificate of Incorporation of the surviving corporation, as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation except that article fourth thereof, relating to the authorized shares of the corporation are hereby amended and changed so as to read as follows at the effective time of the merger:

                "Fourth: The total number of shares of stock which the Corporation shall have authority to issue is 3,000 shares, consisting of one class of Common Stock having a par value of $1.00 per share."

and said Certificate of Incorporation as herein amended and changed shall continue in full force and effect until further amended and changed in the manner prescribed by the provisions of the General Corporation Law of the State of Delaware.

         3. The present by laws of the surviving corporation will be the by laws of said surviving corporation and will continue in full force and effect until changed, altered or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Law of the State of Delaware.

         4. The directors and officers in office of the surviving corporation at the effective time of the merger shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.

         5. Each issued share of the terminating corporation shall, at the effective time of the merger, be converted into one share of the surviving corporation. The issued shares of the surviving corporation shall not be converted or exchanged in any manner, but each said share which is issued as of the effective time of the merger shall continue to represent one issued share of the surviving corporation.

         6. In the event that this Agreement of Merger shall have been fully adopted upon behalf of the terminating corporation and of the surviving corporation in accordance with the provisions of the General Corporation Law of the State of Delaware, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Delaware, and that they will cause to be performed all necessary acts within the State of Delaware and elsewhere to effectuate the merger herein provided for.

         7. The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers and documents which shall be or become necessary, proper or convenient to carry out or put into effect any of the provisions of this Agreement of Merger or of the merger herein provided for.

        IN WITNESS WHEREOF, this Agreement of Merger is hereby signed and attested upon behalf of each of the constituent corporations parties thereto.

Dated:  August 1, 1985

                                       CRB Broadcasting of West Virginia, Inc.

                                   By:  /s/ Edward G. Rogoff
                                       ----------------------------------
                                       Edward G. Rogoff, President

Attest:


/s/ Robert P. Connor
- ----------------------------------
Robert P. Connor, Secretary
Dated:  8/1, 1985

                                       CRB of Kentucky, Inc.

                                   By: /s/ Edward G. Rogoff
                                       ----------------------------------
                                       Edward G. Rogoff, President

Attest: 8/1/85

/s/ Robert P. Connor
- ----------------------------------
Robert P. Connor, Secretary

                                     [LOGO]


                                     STATE

                                       of

                                    DELAWARE

                          OFFICE OF SECRETARY OF STATE

        I Michael Harkins, Secretary of State of the State of Delaware, do hereby certify that the attached is a true and correct copy of Certificate of Agreement of Merger filed in this office on September 26, 1985



                                        /s/ Michael Harkins
                                        ----------------------------------------
                                        Michael Harkins, Secretary of State
[LOGO]
                                        BY: /s/
                                           -------------------------------------

                                        DATE:  March 30, 1989
                                           -------------------------------------

                                                               [DATE-STAMP]
                              AGREEMENT OF MERGER

                                       OF

                    CRB BROADCASTING OF WEST VIRGINIA, INC.

                            (a Delaware corporation)

                                      AND

                             CRB OF KENTUCKY, INC.

                            (a Delaware corporation)

         AGREEMENT OF MERGER approved on May 24, 1985 by CRB Broadcasting of West Virginia, Inc. a business corporation of the State of Delaware, and by resolution adopted by its Board of Directors on said date, and approved on May 24, 1985 by CRB of Kentucky, Inc., a business corporation of the State of Delaware, and by resolution adopted by its Board of Directors on said date.

         WHEREAS CRB Broadcasting of West Virginia, Inc. is a business corporation of the State of Delaware with its registered office therein located at 229 South State Street, City of Dover, County of Kent; and

         WHEREAS the total number of shares of stock which CRB Broadcasting of West Virginia, Inc. has authority to issue is 1,000, all of which are of one class and of a par value of $1.00 each; and

         WHEREAS CRB of Kentucky, Inc. is a business corporation of the State of Delaware with its registered office therein located at 229 South State Street, City of Dover, County of Kent; and

         WHEREAS the total number of shares of stock which CRB of Kentucky, Inc. has authority to issue is 1,000, all of which are of one class and of a par value of $1.00 each; and

         WHEREAS CRB Broadcasting of West Virginia, Inc. and CRB of Kentucky, Inc. and the respective Boards of Directors thereof deem it advisable and to the advantage, welfare and best interests of said corporations and their respective stockholders of merge CRB Broadcasting of West Virginia, Inc. with and into CRB of Kentucky, Inc. pursuant to the provisions of the General Corporation Law of the State of Delaware upon the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly approved by a resolution adopted by the Board of Directors of CRB Broadcasting of West Virginia, Inc. and duly approved by a resolution adopted by the Board of Directors of CRB of Kentucky, Inc., the Agreement of Merger and the terms and conditions thereof and the mode of carrying the same into effect, together with any provisions required or permitted to be set forth therein, are hereby determined and agreed upon as hereinafter in this Agreement set forth.

         1. CRB Broadcasting of West Virginia, Inc. and CRB of Kentucky, Inc. shall, pursuant to the provisions of the General Corporation Law of the State of Delaware, be merged with and into a single corporation, to wit, CRB of Kentucky, Inc., which shall be the surviving corporation from and after the effective time of the merger, and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the General Corporation Law of the State of Delaware. The separate existence of CRB Broadcasting of West Virginia, Inc., which is hereinafter sometimes referred to as the "terminating corporation", shall cease at the said effective time in accordance with the provisions of said General Corporation Law of the State of Delaware.

         2. The Certificate of Incorporation of the surviving corporation, as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation except that article fourth thereof, relating to the authorized shares of the corporation are hereby amended and changed so as to read as follows at the effective time of the merger:

                "Fourth: The total number of shares of stock which the Corporation shall have authority to issue is 3,000 shares, consisting of one class of Common Stock having a par value of $1.00 per share."

and said Certificate of Incorporation as herein amended and changed shall continue in full force and effect until further amended and changed in the manner prescribed by the provisions of the General Corporation Law of the State of Delaware.

         3. The present by laws of the surviving corporation will be the bylaws of said surviving corporation and will continue in full force and effect until changed, altered or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Law of the State of Delaware.

         4. The directors and officers in office of the surviving corporation at the effective time of the merger shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.

         5. Each issued share of the terminating corporation shall, at the effective time of the merger, be converted into one share of the surviving corporation. The issued shares of the surviving corporation shall not be converted or exchanged in any manner, but each said share which is issued as of the effective time of the merger shall continue to represent one issued share of the surviving corporation.

         6. In the event that this Agreement of Merger shall have been fully adopted upon behalf of the terminating corporation and of the surviving corporation in accordance with the provisions of the General Corporation Law of the State of Delaware, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Delaware, and that they will cause to be performed all necessary acts within the State of Delaware and elsewhere to effectuate the merger herein provided for.

         7. The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers and documents which shall be or become necessary, proper or convenient to carry out or put into effect any of the provisions of this Agreement of Merger or of the merger herein provided for.

         IN WITNESS WHEREOF, this Agreement of Merger is hereby signed and attested upon behalf of each of the constituent corporations parties thereto.

Dated:  August 1, 1985.

                                 CRB Broadcasting of West Virginia, Inc.

                                 By: /s/ Edward G. Rogoff
                                    --------------------------------
                                    Edward G. Rogoff, President

Attest:

/s/ Robert P. Connor
- -------------------------------
Robert P. Connor, Secretary

Dated:  8/1, 1985.

                                 CRB of Kentucky, Inc.

                                 By: /s/ Edward G. Rogoff
                                    --------------------------------
                                    Edward G. Rogoff, President

Attest: 8/1/85

/s/ Robert P. Connor
- -------------------------------
Robert P. Connor, Secretary

                              STATE OF WEST VIRGINIA
                                     [LOGO]
                                   CERTIFICATE

I, Ken Hechler, Secretary of State of the State of West Virginia, hereby certify that on the 6th of November, 1985, an application for qualification under a certificate of authority was received by:

                CRB of Kentucky, Inc.

a qualified Delaware corporation. An attached document also merged CRB Broadcasting of West Virginia, Inc. with and into CRB of Kentucky, Inc.

Therefore, I hereby issue this certificate of merger, merging CRB Broadcasting of West Virginia, Inc. with and into CRB of Kentucky, Inc., the survivor.



                         Given under my hand and the Great Seal of the State of
  [LOGO]                 West Virginia, on this twenty second day of November
                         1989



                                /s/ Ken Hechler
                                -----------------------------
                                Secretary of the State

                                     [LOGO]

                                     STATE

                                       OF

                                    DELAWARE

                          OFFICE OF SECRETARY OF STATE



I, Michael Harkins, Secretary of State of the State of Delaware, do hereby certify that the attached is a true and correct copy of Certificate of Agreement of Merger filed in this office on September 26, 1985


                                /s/ Michael Harkins
                                -----------------------------------
                                Michael Harkins, Secretary of State
    [LOGO]
                                BY:   /s/
                                      -----------------------------
Form 130                        DATE: October 17, 1985
                                      -----------------------------

                              AGREEMENT OF MERGER                   [DATE STAMP]

                                       OF

                    CRB BROADCASTING OF WEST VIRGINIA, INC.

                            (a Delaware corporation)

                                      AND

                             CRB OF KENTUCKY, INC.

                            (a Delaware corporation)

         AGREEMENT OF MERGER approved on May 24, 1985 by CRB Broadcasting of West Virginia, Inc., a business corporation of the State of Delaware, and by resolution adopted by its Board of Directors on said date, and approved on May 24, 1985 by CRB of Kentucky, Inc., a business corporation of the State of Delaware, and by resolution adopted by its Board of Directors on said date.

         WHEREAS CRB Broadcasting of West Virginia, Inc. is a business corporation of the State of Delaware with its registered office therein located at 229 South State Street, City of Dover, County of Kent; and

         WHEREAS the total number of shares of stock which CRB Broadcasting of West Virginia, Inc. has authority to issue is 1,000, all of which are of one class and of a par value of $1.00 each; and

         WHEREAS CRB of Kentucky, Inc. is a business corporation of the State of Delaware with its registered office therein located at 229 South State Street, City of Dover, County of Kent; and

         WHEREAS the total number of shares of stock which CRB of Kentucky, Inc. has authority to issue is 1,000, all of which are of one class and of a par value of $1.00 each; and

         WHEREAS CRB Broadcasting of West Virginia, Inc. and CRB of Kentucky, Inc. and the respective Boards of Directors thereof deem it advisable and to the advantage, welfare and best interests of said corporations and their respective stockholders to merge CRB Broadcasting of West Virginia, Inc. with and into CRB of Kentucky, Inc. pursuant to the provisions of the General Corporation Law of the State of Delaware upon the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly approved by a resolution adopted by the Board of Directors of CRB Broadcasting of West Virginia, Inc. and duly approved by a resolution adopted by the Board of Directors of CRB of Kentucky, Inc., the Agreement of Merger and the terms and conditions thereof and the mode of carrying the same into effect, together with any provisions required or permitted to be set forth therein, are hereby determined and agreed upon as hereinafter in this Agreement set forth.

         1. CRB Broadcasting of West Virginia, Inc. and CRB of Kentucky, Inc. shall, pursuant to the provisions of the General Corporation Law of the State of Delaware, be merged with and into a single corporation, to wit, CRB of Kentucky, Inc., which shall be the surviving corporation from and after the effective time of the merger, and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the General Corporation Law of the State of Delaware. The separate existence of CRB Broadcasting of West Virginia, Inc., which is hereinafter sometimes referred to as the "terminating corporation", shall cease at the said effective time in accordance with the provisions of said General Corporation Law of the State of Delaware.

         2. The Certificate of Incorporation of the surviving corporation, as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation except that article fourth thereof, relating to the authorized shares of the corporation are hereby amended and changed so as to read as follows at the effective time of the merger:

                "Fourth: The total number of shares of stock which the Corporation shall have authority to issue is 3,000 shares, consisting of one class of Common Stock having a par value of $1.00 per share."

and said Certificate of Incorporation as herein amended and changed shall continue in full force and effect until further amended and changed in the manner prescribed by the provisions of the General Corporation Law of the State of Delaware.

         3. The present by laws of the surviving corporation will be the by laws of said surviving corporation and will continue in full force and effect until changed, altered or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Law of the State of Delaware.

         4. The directors and officers in office of the surviving corporation at the effective time of the merger shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.

         5. Each issued share of the terminating corporation shall, at the effective time of the merger, be converted into one share of the surviving corporation. The issued shares of the surviving corporation shall not be converted or exchanged in any manner, but each said share which is issued as of the effective time of the merger shall continue to represent one issued share of the surviving corporation.

         6. In the event that this Agreement of Merger shall have been fully adopted upon behalf of the terminating corporation and of the surviving corporation in accordance with the provisions of the General Corporation Law of the State of Delaware, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Delaware, and that they will cause to be performed all necessary acts within the State of Delaware and elsewhere to effectuate the merger herein provided for.

         7. The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers and documents which shall be or become necessary, proper or convenient to carry out or put into effect any of the provisions of this Agreement of Merger or of the merger herein provided for.

         IN WITNESS WHEREOF, this Agreement of Merger is hereby signed and attested upon behalf of each of the constituent corporations parties thereto.

Dated:  August 1, 1985

                                 CRB Broadcasting of West Virginia, Inc.

                                 By: /s/ Edward G. Rogoff
                                    --------------------------------
                                    Edward G. Rogoff, President

Attest:


/s/ Robert P. Connor
- --------------------------------
Robert P. Connor, Secretary

Dated:  8/1, 1985

                                 CRB of Kentucky, Inc.

                                 By: /s/ Edward G. Rogoff
                                    --------------------------------
                                    Edward G. Rogoff, President

Attest: 8/1/85


/s/ Robert P. Connor
- --------------------------------
Robert P. Connor, Secretary

                              STATE OF DELAWARE
                                   [LOGO]
                         OFFICE OF SECRETARY OF STATE


        I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF CRB OF KENTUCKY, INC. FILED IN THIS OFFICE ON THE TWENTY-THIRD DAY OF SEPTEMBER, A.D. 1986, AT 9 O'CLOCK A.M.


                                        /s/ Michael Harkins
[LOGO]    RECEIVED FOR RECORD           -----------------------------------
          OCT. 8 A.D. 1986              Michael Harkins, Secretary of State
          Robert J. Conaway
          Recorder                      AUTHENTICATION: 0965678
                                               DATE: 10/07/1986

                        $3.00 STATE DOCUMENT FEE PAID

                            CERTIFICATE OF AMENDMENT               [DATE STAMP]

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                             CRB OF KENTUCKY, INC.

         It is hereby certified that:

         1. The name of the corporation is CRB of Kentucky, Inc. (the "Corporation").

         2. The certificate of incorporation of the Corporation is hereby amended by adding a new article thirteenth to read as follows:

         THIRTEENTH: The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by paragraph (7) of subsection (b) of section 102 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented.

         3. The amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provisions of sections 228 and 242 of the General Corporation Law of the State of Delaware.



        Signed and attested to on Sept. 17, 1986
                                  --------

                                                 /s/
                                                 -------------------
                                                           President

Attest:

/s/
- --------------------------
      Secretary

                               STATE OF DELAWARE

                                     [LOGO]

                          OFFICE OF SECRETARY OF STATE

        I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF RENEWAL OF CRB OF KENTUCKY, INC. FILED IN THIS OFFICE ON THE THIRTEENTH DAY OF SEPTEMBER, A.D. 1985, AT 9 O'CLOCK A.M.



                                        /s/ Michael Harkins
                                        -----------------------------------
                                        Michael Harkins, Secretary of State


                                        AUTHENTICATION:  0614283
[DATE STAMP]
                                                  DATE:  09/18/1985

852560179

                                                                   [DATE STAMP]


5:156

                    CERTIFICATE OF RESTORATION AND REVIVAL OF
                         CERTIFICATE OF INCORPORATION OF

                              CRB OF KENTUCKY, INC.

         It is hereby certified that:

         1. The name of the corporation (hereinafter called the "Corporation") is CRB OF KENTUCKY, INC.

         2. The Corporation was organized under the provisions of the General Corporation Law of the State of Delaware.

         3. The address, including the street, city, and county, of the registered office of the Corporation in the State of Delaware and the name of the registered agent at such address are as follows: 229 South State Street, in the City of Dover, the County of Kent, and the name of the Corporation's registered agent at such address is The Prentice-Hall Corporation System, Inc.

         4. The Corporation hereby procures a restoration and revival of its certificate of incorporation, which became inoperative by law on March 1, 1984 for failure to file annual reports and non-payment of taxes payable to the State of Delaware.

         5. The certificate of the Corporation, which provides for and will continue to provide for, perpetual duration, shall, upon the filing of this Certificate of Restoration and Revival of the Certificate of Incorporation in the Department of State of the State of Delaware, be restored and revived and shall become fully operative on February 29, 1984.

         6. This Certificate of Restoration and Revival of the Certificate of Incorporation is filed by authority of the duly elected directors as prescribed by Section 312 of the General Corporation Law of the State of Delaware.

Signed and attested to on the
11th day of September, 1985.
                                                       /s/
                                                       ---------------------
                                                                   President

Attest:

/s/
- ----------------------------
                   Secretary

                               STATE OF DELAWARE
                                     [LOGO]
                          OFFICE OF SECRETARY OF STATE

        I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF RENEWAL OF CRB OF KENTUCKY, INC. FILED IN THIS OFFICE ON THE THIRTEENTH DAY OF SEPTEMBER, A.D. 1985, AT 9 O'CLOCK A.M.



                                        /s/ Michael Harkins
                                        -----------------------------------
                                        Michael Harkins, Secretary of State

                                        AUTHENTICATION:  0614284
                                                  DATE:  09/18/1985

5:156

                   CERTIFICATE OF RESTORATION AND REVIVAL OF
                        CERTIFICATE OF INCORPORATION OF

                             CRB OF KENTUCKY, INC.

         It is hereby certified that:

         1. The name of the corporation (hereinafter called the "Corporation") is CRB OF KENTUCKY, INC.

         2. The Corporation was organized under the provisions of the General Corporation Law of the State of Delaware.

         3. The address, including the street, city, and county, of the registered office of the Corporation in the State of Delaware and the name of the registered agent at such address are as follows: 229 South State Street, in the City of Dover, the County of Kent, and the name of the Corporation's registered agent at such address is The Prentice-Hall Corporation System, Inc.

         4. The Corporation hereby procures a restoration and revival of its certificate of incorporation, which became inoperative by law on March 1, 1984 for failure to file annual reports and non-payment of taxes payable to the State of Delaware.

         5. The certificate of the Corporation, which provides for and will continue to provide for, perpetual duration, shall, upon the filing of this Certificate of Restoration and Revival of the Certificate of Incorporation in the Department of State of the State of Delaware, be restored and revived and shall become fully operative on February 29, 1984.

         6. This Certificate of Restoration and Revival of the Certificate of Incorporation is filed by authority of the duly elected directors as prescribed by Section 312 of the General Corporation Law of the State of Delaware.

Signed and attested to on the
11th day of September, 1985.
                                               /s/
                                               ----------------------
                                                            President

Attest:

/s/
- -----------------------------
                    Secretary

                                STATE OF DELAWARE
                                     [LOGO]
                           OFFICE OF SECRETARY OF STATE

        I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF CRB OF KENTUCKY, INC. FILED IN THIS OFFICE ON THE TWENTY-THIRD DAY OF SEPTEMBER, A.D. 1986, AT 9 O'CLOCK A.M.


                                        Michael Harkins
                                        -----------------------------------
            [LOGO]                      Michael Harkins, Secretary of State

                                        AUTHENTICATION:  0965677
                                                  DATE:  10/07/1986


862660108

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                              CRB OF KENTUCKY, INC.

         It is hereby certified that:

         1. The name of the corporation is CRB of Kentucky, Inc. (the "Corporation").

         2. The certificate of incorporation of the Corporation is hereby amended by adding a new article thirteenth to read as follows:

         THIRTEENTH: The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by paragraph (7) of subsection (b) of section 102 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented.

         3. The amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provisions of sections 228 and 242 of the General Corporation Law of the State of Delaware.

        Signed and attested to on Sept. 17, 1986.
                                                            /s/
                                                            -------------------
                                                                      President

Attest:

/s/
- ------------------------
      Secretary

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------

        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "CRB OF KENTUCKY, INC.", CHANGING ITS NAME FROM "CRB OF KENTUCKY, INC." TO "COMMODORE MEDIA OF KENTUCKY, INC.", FILED IN THIS OFFICE ON THE EIGHTH DAY OF SEPTEMBER, A.D. 1995, AT 9 O'CLOCK A.M.

        A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE KENT COUNTY RECORDER OF DEEDS FOR RECORDING.


                                        Edward J. Freel
                                        -----------------------------------
           [LOGO]                       Edward J. Freel, Secretary of State

                                        AUTHENTICATION:  7634182
                                                  DATE:  09-08-95


0917781 8100

950204350

                                                                   [DATE STAMP]


                            CERTIFICATE OF AMENDMENT

                                       TO

                          CERTIFICATE OF INCORPORATION

                                       OF

                               CRB OF KENTUCKY, INC.

                  Under Section 242 of the Delaware General Corporation Law

                  The undersigned, being the Secretary of CRB of Kentucky, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:

                  1.       The name of the Corporation is CRB of Kentucky, Inc.

                  2. The Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on July 6, 1981.

                  3. The Certificate of Incorporation of the Corporation is hereby amended to effect a change in Article One thereof, relating to the name of the Corporation, accordingly Article One of the Certificate of Incorporation shall be amended in its entirety to read as follows:

                  "FIRST: The name of the Corporation is Commodore Media of Kentucky, Inc. (the "Corporation")."

                  4. The Board of Directors of the Corporation, pursuant to Sections 141(f) and 242 of the General Corporation Law of the State of Delaware, adopted resolutions approving the foregoing amendment and directed that the amendment be submitted to the stockholders of the Corporation for their consideration and approval.

                  5. The sole Stockholder of the Corporation approved the amendment in accordance with Sections 228(a) and 242 of the General Corporation Law of the State of Delaware.

                                * * * * *

                  IN WITNESS WHEREOF, the undersigned, being the Secretary hereinabove named, under penalties of perjury does hereby declare and certify that this is the act and deed of the Corporation and the facts stated herein are true, and accordingly has hereunto signed this Certificate of Amendment to Certificate of Incorporation this 23 day of August, 1995.

                                                 By: /s/ Carter Burden
                                                     ------------------------
                                                     Carter Burden, Secretary


                                       -2-